UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Willis Towers Watson Public Limited Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 10, 2016.
Meeting Information
WILLIS TOWERS WATSON PUBLIC LIMITED
COMPANY	Meeting Type: Annual General Meeting

For holders as of: April 15, 2016

Date: June 10, 2016 Time: 9:00 A.M. Eastern Time

	Location:	New York, New York

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 200 LIBERTY STREET NEW YORK, NEW YORK 10281	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
ANNUAL REPORT	NOTICE AND PROXY STATEMENT	IRISH STATUTORY ACCOUNTS
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2016 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	1a. 1b. 1c. 1d. 1e. 1f. 1g. 1h. 1i. 1j. 1k. 1l.	Dominic Casserley Anna C. Catalano Victor F. Ganzi John J. Haley Wendy E. Lane James F. McCann Brendan R. O’Neill Jaymin Patel Linda D. Rabbitt Paul Thomas Jeffrey W. Ubben Wilhelm Zeller

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6 and 7.

2.	To ratify, on an advisory basis, the reappointment of Deloitte LLP as independent auditor until the close of the next Annual General Meeting of Shareholders and authorize in a binding vote the Board of Directors, acting through the Audit and Risk Committee, to fix the auditor’s remuneration.

3.	To approve, on an advisory basis, the named executive officer compensation.

4.	To approve an amendment and restatement of the Willis Towers Watson Public Limited Company 2012 Equity Incentive Plan, including to increase the number of authorized shares under the 2012 Plan and approve material terms under Code Section 162(m).

5.	To approve an amendment to the Willis Towers Watson Public Limited Company Amended and Restated 2010 North American Employee Stock Purchase Plan, including to increase the number of authorized shares under the ESPP.

6.	To renew the Board’s authority to issue shares under Irish law.

7.	To renew the Board’s authority to opt out of statutory pre-emption rights under Irish law.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.